Exhibit 10.34

THE FIRST MARBLEHEAD CORPORATION

Incentive Stock Option Agreement
Granted Under 2003 Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by The First Marblehead Corporation, a Delaware corporation (the “Company”), on            , 200   (the “Grant Date”) to                   , an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2003 Stock Incentive Plan (the “Plan”), a total of                    shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $           per Share.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on                (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule; Forfeiture.

This option will become exercisable (“vest”) as to         % of the original number of Shares on the              anniversary of the Grant Date and as to an additional         % of the original number of Shares on each succeeding anniversary of the Grant Date until the              anniversary of the Grant Date.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under this Section 2, Section 3 hereof or the Plan.

The Participant agrees not to engage in a Competitive Action (as defined below) from the date hereof through the first anniversary of the date of termination of the Participant’s employment with the Company.  Notwithstanding any other provision of this agreement, if on or prior to exercise of this option with respect to any of the Shares, the Participant engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in a Competitive Action, this option and all Shares issuable upon exercise of this option shall be immediately forfeited, and the Participant shall have no further rights with respect to such option or Shares.  Notwithstanding any other provision of this agreement, in the event that the Participant engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in a Competitive Action after exercise of this option with respect to any of the Shares, but on or prior to the first anniversary of the Participant’s termination of employment with the Company, this option, to the extent not exercised, shall be immediately forfeited, and the Participant shall have no further rights with respect to this option or any Shares subject to this option and the Participant shall pay to the

Company, upon demand by the Company, an amount equal to (i) the value, as of each date of exercise of this option, of the number of Shares delivered to the Participant pursuant to such exercise and (ii) the value of all dividends, if any, paid to the Participant in respect of the Shares delivered to the Participant on such date of exercise.  The Participant may satisfy the payment obligation to the Company of the portion due under (i) above by returning the Shares delivered to the Participant on all dates of exercise, provided that any amounts due under (ii) above must be remitted to the Company in addition to the return of the Shares.  The Participant acknowledges that the restriction on engaging in a Competitive Action, in view of the nature of the business in which the Company is engaged, is reasonable in scope (as to both the temporal and geographical limits) and necessary in order to protect the legitimate business interests of the Company, and that any violation thereof would result in irreparable injuries to the Company.  The Participant acknowledges further that the amounts required to be paid to the Company pursuant to this provision are reasonable and are not liquidated damages nor shall they be characterized as such and that the payment of such amounts shall not preclude the Company from seeking any further remedies at law or in equity.

For purposes of this agreement, the Participant will be deemed to engage in a “Competitive Action” if, either directly or indirectly, and whether as an employee, consultant, independent contractor, partner, joint venturer or otherwise, the Participant (i) engages in or directs any business activities, in any geographical area where the Company or any subsidiary or parent of the Company is engaged in business or outside of any such geographical area, in either case, which are competitive with any business activities conducted by the Company or any subsidiary or parent of the Company in such geographical area, (ii) on behalf of any person or entity engaged in business activities competitive with the business activities of the Company or any subsidiary or parent of the Company, solicits or induces, or in any manner attempts to solicit or induce, any person employed by, or as an agent of, the Company or any subsidiary or parent of the Company to terminate such person’s employment or agency relationship, as the case may be, with the Company or any subsidiary or parent of the Company, (iii) diverts, or attempts to divert, any person, concern or entity from doing business with the Company or any subsidiary or parent of the Company or attempts to induce any such person, concern or entity to cease being a customer of the Company or any subsidiary or parent of the Company or (iv) makes use of, or attempts to make use of, the property or proprietary information of the Company or any subsidiary or parent of the Company, other than in the course of the performance of services to the Company or any subsidiary or parent of the Company or at the direction thereof.  The determination as to whether the Participant has engaged in a Competitive Action (as defined herein) shall be made by the Compensation Committee of the Board of Directors of the Company (the “Committee”) in its sole and absolute discretion.  The Committee’s exercise or nonexercise of such discretion with respect to any particular event or occurrence by or with respect to the Participant or any other recipient of options, restricted stock units or other derivative securities of the Company shall not in any way reduce or eliminate the authority of the Committee to (i) determine that any event or occurrence by or with respect to the Participant constitutes engaging in a Competitive Action or (ii) determine the related Competitive Action date.

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3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b)                                 Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d), (e), and (f) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(d)                                 Exercise Period Upon Death.  If the Participant dies prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (f) below, this option shall be exercisable, within the period of one year following the date of death of the Participant, by an authorized transferee, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Exercise Period Upon Disability.  If the Participant becomes disabled (within the meaning of Section 22(e) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (f) below, this option shall be exercisable until the Final Exercise Date, by the Participant, provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(f)                                    Discharge for Cause.  If the Participant, prior to the Final Exercise Date, is discharged by the Company for “Cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge.  For purposes of this Section 3(f), “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

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4.                                       Vesting upon Reorganization Event.

(a)                                  Option Not Assumed.  If a Reorganization Event (as defined in the Plan) occurs and the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, this option, this option shall become exercisable in full beginning ten business days before the date of consummation of the Reorganization Event and shall terminate immediately prior to consummation of such Reorganization Event, except to the extent exercised by the Participant before the consummation of such Reorganization Event; provided further, in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”) and the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or to substitute for, this option, then this option shall terminate upon consummation of such Reorganization Event and the Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to this option (whether or not then exercisable), exceeds (B) the aggregate exercise price of this option.

(b)                                 Option Assumed.  If a Reorganization Event (as defined in the Plan) occurs and this option is assumed (as defined in the Plan) by the acquiring or succeeding corporation (or an affiliate thereof), this option (as so assumed) shall continue to become exercisable in accordance with the original vesting schedule set forth in this option and this option (as so assumed) shall become immediately exercisable in full if, on or prior to the second anniversary of the date of the consummation of the Reorganization Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason (as defined below) by the Participant or is terminated without Cause (as defined below) by the Company or the acquiring or succeeding corporation.

(c)                                  Definitions.  For purposes of this Section 4, (i) ”Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after such Reorganization Event or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event and (ii) ”Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii)  willful misconduct by the Participant which affects the business reputation of the Company.

5.                                       Tax Matters.

(a)                                  Withholding.  No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

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(b)                                 Disqualifying Disposition.  If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

6.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

7.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

8.                                       Miscellaneous.

(a)                                  No Rights to Employment.  The Participant acknowledges and agrees that the vesting of this option pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder).  The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

(b)                                 Severability.  The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, and each other provision of this agreement shall be severable and enforceable to the extent permitted by law.

(c)                                  Waiver.  Any provision for the benefit of the Company contained in this agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d)                                 Binding Effect.  This agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 6 of this agreement.

(e)                                  Notice.   All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 8(e).

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(f)                                    Pronouns.  Whenever the context may require, any pronouns used in this agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g)                                 Entire Agreement.  This agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this agreement.

(h)                                 Governing Law.  This agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

(i)                                     Participant’s Acknowledgments.  The Participant acknowledges that he or she: (i) has read this agreement; (ii) has been represented in the preparation, negotiation, and execution of this agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this agreement; (iv) is fully aware of the legal and binding effect of this agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP, is acting as counsel to the Company in connection with the transactions contemplated by the agreement, and is not acting as counsel for the Participant.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

THE FIRST MARBLEHEAD CORPORATION

Dated:	By:
Name:

Title:

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PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  The undersigned hereby acknowledges receipt of a copy of the Company’s 2003 Stock Incentive Plan.

PARTICIPANT:

Name:

Address:

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Exhibit A

NOTICE OF STOCK OPTION EXERCISE

Date:

The First Marblehead Corporation

The Prudential Tower

800 Boylston Street, 34th Floor

Boston, MA  02199-8157

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of a stock option granted to me under The First Marblehead Corporation (the “Company”) 2003 Stock Incentive Plan on                      for the purchase of                      shares of Common Stock of the Company at a purchase price of $                     per share.

I hereby exercise my option to purchase                    shares of Common Stock (the “Shares”), for which I have enclosed                      in the amount of                 .  Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:

Very truly yours,

(Signature)

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THE FIRST MARBLEHEAD CORPORATION

Nonstatutory Stock Option Agreement
Granted Under 2003 Stock Incentive Plan

1.                                       Grant of Option.

This agreement evidences the grant by The First Marblehead Corporation, a Delaware corporation (the “Company”), on            , 200   (the “Grant Date”) to                   , an [employee], [consultant], [director] of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s 2003 Stock Incentive Plan (the “Plan”), a total of                    shares (the “Shares”) of common stock, $.01 par value per share, of the Company (“Common Stock”) at $           per Share.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on                (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.                                       Vesting Schedule; Forfeiture.

This option will become exercisable (“vest”) as to         % of the original number of Shares on the            anniversary of the Grant Date and as to an additional           % of the original number of Shares at the end of each successive               -month period following the            anniversary of the Grant Date until the              anniversary of the Grant Date.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under this Section 2, Section 3 hereof or the Plan.

The Participant agrees not to engage in a Competitive Action (as defined below) from the date hereof through the first anniversary of the date of termination of the Participant’s employment with the Company.  Notwithstanding any other provision of this agreement, if on or prior to exercise of this option with respect to any of the Shares, the Participant engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in a Competitive Action, this option and all Shares issuable upon exercise of this option shall be immediately forfeited, and the Participant shall have no further rights with respect to such option or Shares.  Notwithstanding any other provision of this agreement, in the event that the Participant engages in a Competitive Action or enters into, or has entered into, an agreement (written, oral or otherwise) to engage in a Competitive Action after exercise of this option with respect to any of the Shares, but on or prior to the first anniversary of the Participant’s termination of employment with the Company, this option, to the extent not exercised, shall be immediately forfeited, and the Participant shall have no further rights with respect to this option or any Shares subject to this option and the Participant shall pay to the

Company, upon demand by the Company, an amount equal to (i) the value, as of each date of exercise of this option, of the number of Shares delivered to the Participant pursuant to such exercise and (ii) the value of all dividends, if any, paid to the Participant in respect of the Shares delivered to the Participant on such date of exercise.  The Participant may satisfy the payment obligation to the Company of the portion due under (i) above by returning the Shares delivered to the Participant on all dates of exercise, provided that any amounts due under (ii) above must be remitted to the Company in addition to the return of the Shares.  The Participant acknowledges that the restriction on engaging in a Competitive Action, in view of the nature of the business in which the Company is engaged, is reasonable in scope (as to both the temporal and geographical limits) and necessary in order to protect the legitimate business interests of the Company, and that any violation thereof would result in irreparable injuries to the Company.  The Participant acknowledges further that the amounts required to be paid to the Company pursuant to this provision are reasonable and are not liquidated damages nor shall they be characterized as such and that the payment of such amounts shall not preclude the Company from seeking any further remedies at law or in equity.

For purposes of this agreement, the Participant will be deemed to engage in a “Competitive Action” if, either directly or indirectly, and whether as an employee, consultant, independent contractor, partner, joint venturer or otherwise, the Participant (i) engages in or directs any business activities, in any geographical area where the Company or any subsidiary or parent of the Company is engaged in business or outside of any such geographical area, in either case, which are competitive with any business activities conducted by the Company or any subsidiary or parent of the Company in such geographical area, (ii) on behalf of any person or entity engaged in business activities competitive with the business activities of the Company or any subsidiary or parent of the Company, solicits or induces, or in any manner attempts to solicit or induce, any person employed by, or as an agent of, the Company or any subsidiary or parent of the Company to terminate such person’s employment or agency relationship, as the case may be, with the Company or any subsidiary or parent of the Company, (iii) diverts, or attempts to divert, any person, concern or entity from doing business with the Company or any subsidiary or parent of the Company or attempts to induce any such person, concern or entity to cease being a customer of the Company or any subsidiary or parent of the Company or (iv) makes use of, or attempts to make use of, the property or proprietary information of the Company or any subsidiary or parent of the Company, other than in the course of the performance of services to the Company or any subsidiary or parent of the Company or at the direction thereof.  The determination as to whether the Participant has engaged in a Competitive Action (as defined herein) shall be made by the Compensation Committee of the Board of Directors of the Company (the “Committee”) in its sole and absolute discretion.  The Committee’s exercise or nonexercise of such discretion with respect to any particular event or occurrence by or with respect to the Participant or any other recipient of options, restricted stock units or other derivative securities of the Company shall not in any way reduce or eliminate the authority of the Committee to (i) determine that any event or occurrence by or with respect to the Participant constitutes engaging in a Competitive Action or (ii) determine the related Competitive Action date.

3.                                       Exercise of Option.

(a)                                  Form of Exercise.  Each election to exercise this option shall be in the form attached hereto as Exhibit A, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share.

(b)                                 Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee officer or director of, or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)                                  Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.

(d)                                 Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability, and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)                                  Discharge for Cause.  If the Participant, prior to the Final Exercise Date, is discharged by the Company for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such discharge.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for cause was warranted.

4.                                       Vesting upon Reorganization Event.

(a)                                  Option Not Assumed.  If a Reorganization Event (as defined in the Plan) occurs and the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, this option, this option shall become exercisable in full beginning ten business days before the date of consummation of the Reorganization Event and shall terminate immediately prior to consummation of such Reorganization Event, except to the extent exercised by the Participant before the consummation of such Reorganization Event; provided further, in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”) and the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or to substitute for, this option, then this option shall terminate upon consummation of such Reorganization Event and the Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to this option (whether or not then exercisable), exceeds (B) the aggregate exercise price of this option.

(b)                                 Option Assumed.  If a Reorganization Event (as defined in the Plan) occurs and this option is assumed (as defined in the Plan) by the acquiring or succeeding corporation (or an affiliate thereof), this option (as so assumed) shall continue to become exercisable in accordance with the original vesting schedule set forth in this option and this option (as so assumed) shall become immediately exercisable in full if, on or prior to the second anniversary of the date of the consummation of the Reorganization Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason (as defined below) by the Participant or is terminated without Cause (as defined below) by the Company or the acquiring or succeeding corporation.

(c)                                  Definitions.  For purposes of this Section 4, (i) “Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after such Reorganization Event or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from its location immediately prior to such Reorganization Event and (ii) “Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii)  willful misconduct by the Participant which affects the business reputation of the Company.

5.                                       Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

6.                                       Nontransferability of Option.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

7.                                       Provisions of the Plan.

This option is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this option.

8.                                       Miscellaneous.

(a)                                  No Rights to Employment.  The Participant acknowledges and agrees that the vesting of this option pursuant to Section 2 hereof is earned only by continuing service as an employee at the will of the Company (not through the act of being hired or purchasing shares hereunder).  The Participant further acknowledges and agrees that the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or consultant for the vesting period, for any period, or at all.

(b)                                 Severability.  The invalidity or unenforceability of any provision of this agreement shall not affect the validity or enforceability of any other provision of this agreement, and each other provision of this agreement shall be severable and enforceable to the extent permitted by law.

(c)                                  Waiver.  Any provision for the benefit of the Company contained in this agreement may be waived, either generally or in any particular instance, by the Board of Directors of the Company.

(d)                                 Binding Effect.  This agreement shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 6 of this agreement.

(e)                                  Notice.   All notices required or permitted hereunder shall be in writing and deemed effectively given upon personal delivery or five days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party hereto at the address shown beneath his or its respective signature to this agreement, or at such other address or addresses as either party shall designate to the other in accordance with this Section 8(e).

(f)                                    Pronouns.  Whenever the context may require, any pronouns used in this agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(g)                                 Entire Agreement.  This agreement and the Plan constitute the entire agreement between the parties, and supersedes all prior agreements and understandings, relating to the subject matter of this agreement.

(h)                                 Governing Law.  This agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws.

(i)                                     Participant’s Acknowledgments.  The Participant acknowledges that he or she: (i) has read this agreement; (ii) has been represented in the preparation, negotiation, and execution of this agreement by legal counsel of the Participant’s own choice or has voluntarily declined to seek such counsel; (iii) understands the terms and consequences of this agreement; (iv) is fully aware of the legal and binding effect of this agreement; and (v) understands that the law firm of Wilmer Cutler Pickering Hale and Dorr LLP, is acting as counsel to the Company in connection with the transactions contemplated by the agreement, and is not acting as counsel for the Participant.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

THE FIRST MARBLEHEAD CORPORATION

Dated:	By:
Name:

Title:

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  The undersigned hereby acknowledges receipt of a copy of the Company’s 2003 Stock Incentive Plan.

PARTICIPANT:

Name:

Address:

Exhibit A

NOTICE OF STOCK OPTION EXERCISE

Date:

The First Marblehead Corporation
The Prudential Tower

800 Boylston Street, 34th Floor

Boston, MA  02199-8157

Attention:  Treasurer

Dear Sir or Madam:

I am the holder of a stock option granted to me under The First Marblehead Corporation (the “Company”) 2003 Stock Incentive Plan on                      for the purchase of                      shares of Common Stock of the Company at a purchase price of $                     per share.

I hereby exercise my option to purchase                    shares of Common Stock (the “Shares”), for which I have enclosed                      in the amount of                 .  Please register my stock certificate as follows:

Name(s):

Address:

Tax I.D. #:

Very truly yours,

(Signature)